UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 17, 2014

THE MONARCH CEMENT COMPANY
(Exact name of registrant as specified in its charter)

Kansas	0-2757	48-0340590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. BOX 1000, HUMBOLDT, KANSAS	66748-0900
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(620) 473-2222

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously reported, on Friday, December 5, 2014, the stockholders of The Monarch Cement Company approved the following matters:

●	An amendment to the Company's Articles of Incorporation, whereby the Company will effect a 1-for-600 reverse stock split (the "Reverse Stock Split") of its capital stock, par value $2.50 per share (the "Capital Stock"), and Class B capital stock, par value $2.50 per share (the "Class B Capital Stock" and, together with the Capital Stock, the "Stock"), and as a result of which each stockholder owning of record fewer than 600 shares of either class of Stock before the Reverse Stock Split will have the shares of such class cancelled and converted into the right to receive $30.00 for each share of such class held of record prior to the Reverse Stock Split in lieu of receiving a fractional post-Reverse Stock Split share of such class; and

●
An amendment to the Company's Articles of Incorporation to take effect immediately following the Reverse Stock Split, whereby the Company will effect a 600-for-1 forward stock split (the "Forward Stock Split" and, together with the Reverse Stock Split, the "Reverse/Forward Stock Split") of each one issued and outstanding share of its Capital Stock and Class B Capital Stock (and including each fractional share of such class in excess of one share).

On December 5, 2014, the Company filed with the Secretary of State of the State of Kansas a Certificate of Amendment to the Company's Articles of Incorporation to effect the Reverse Stock Split and a Certificate of Amendment to the Company's Articles of Incorporation to effect the Forward Stock Split.  These Certificates of Amendment, and the Reverse Stock Split and Forward Stock Split that they contemplate, went into effect on December 17, 2014.  The Company shortly will be sending transmittal materials to those stockholders entitled to a cash payment as a result of the Reverse Stock Split that will describe how to turn in their stock certificates and receive such payment.

As a result of the Reverse Stock Split, the Company believes it has fewer than 300 stockholders of record of each class of its Stock and therefore is eligible to terminate the registration of its Stock under the Securities Exchange Act of 1934.  The Company intends shortly to file with the Securities and Exchange Commission a Form 15 with respect to its Stock for that purpose.  Upon the filing of such Form 15, the Company’s obligation to file periodic and current reports under the Securities Exchange Act of 1934 will be immediately suspended.  We anticipate that deregistration of the Company’s Stock would be effective 90 days after the date of that filing, and thereupon the Company’s obligation to comply with the requirements of the proxy rules and to file proxy statements under Section 14 of the Exchange Act will be terminated.

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Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can be identified by the use of words such as "may," "will," "could," "should," "anticipates," "believes," "estimates," "expects," "intends," "plans" and variations thereof or of similar expressions.  All forward-looking statements included in this report are based on information available to us on the date hereof.  Such forward-looking statements involve a number of assumptions, risks and uncertainties that could cause the actual results of the Company to differ materially from those matters expressed in or implied by such forward-looking statements.  They involve known and unknown risks, uncertainties, and other factors, which are in some cases beyond the control of the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MONARCH COMPANY

Dated: December 19, 2014	By:	/s/ Debra P. Roe
Debra P. Roe, CPA
Chief Financial Officer and Assistant Secretary-Treasurer